UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2006

MID-AMERICA APARTMENT COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	1-12762	62-1543819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300
Memphis, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's telephone number, including area code): (901) 682-6600

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On February 2, 2006, the Registrant issued an earnings release for the three and twelve months ended December 31, 2005, a copy of which is furnished as Exhibit 99.1 to this Current Report.

This release is furnished by the Registrant pursuant to Item 2.02 of Form 8-K and is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number Description
----------  -------------------------------------------
99.1	Press Release dated February 2, 2006
99.2	Supplemental Data Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENT COMMUNITIES, INC.
Date: February 2, 2006	/s/Simon R.C. Wadsworth
Simon R.C. Wadsworth
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)